UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2013 (March 11, 2013)

CVR PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35120	56-2677689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2277 Plaza Drive, Suite 500

Sugar Land, Texas 77479

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(f).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 11, 2013, amounts payable pursuant to the CVR Energy, Inc. Performance Incentive Plan (the “CVR Energy PIP”) for performance during 2012 were determined by the Compensation Committee and the Board of Directors of CVR Energy, Inc., including amounts payable under the CVR Energy PIP to certain named executive officers of CVR Partners, LP (the “Partnership”), namely, John J. Lipinski, Susan M. Ball, Edward A. Morgan and Stanley A. Riemann.  All other compensation for the named executive officers was previously reported by the Partnership in the Summary Compensation Table on page 150 of the Partnership’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 1, 2013 (the “Annual Report”).  As of the filing of the Annual Report, amounts payable under the CVR Energy PIP for 2012 had not yet been determined and, therefore, were omitted from the Summary Compensation Table.  Pursuant to Item 5.02(f) of Form 8-K, set forth below is a revised Summary Compensation Table, which includes payable to Mr. Lipinski, Ms. Ball and Messrs. Morgan and Riemann under the CVR Energy PIP for 2012 (in the non-equity incentive plan compensation column) as well as revised 2012 total compensation amounts.

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)(5)
John J. Lipinski, Executive Chairman	2012 2011 2010	950,000 900,000 900,000		— — 2,000,000	— — —	3,771,738 2,541,206 —	25,105 24,751 18,320	4,746,843 3,465,957 2,918,320

Byron R. Kelley, Chief Executive Officer (6)	2012 2011	500,000 291,667		—	1,100,023 2,000,031	1,280,200 651,319	24,393 9,541	2,904,616 2,952,558

Susan M. Ball, Chief Financial Officer (7)	2012	281,189		—	—	379,886	16,869	677,944

Frank A. Pici, Former Chief Financial Officer (8)	2012	208,654		—	—	—	91,201	299,855

Edward A. Morgan, Former Chief Financial Officer (9)	2012 2011 2010	116,085 335,000 315,000		— — 378,000	— — —	76,828 454,029 —	7,696 12,245 18,305	200,609 801,274 711,305

Randal T. Maffett, Executive Vice President Business Development (10)	2012 2011	275,000 99,638	(11)	48,105 59,155	275,006 550,016	352,055 77,210	15,396 3,547	965,562 789,566

Stanley A. Riemann, Chief Operating Officer	2012 2011 2010	450,000 425,000 415,000		— — 830,000	— — —	1,429,290 960,011 —	25,105 24,751 18,320	1,904,395 1,409,762 1,263,320

(1)                  The amount included in this column for Mr. Maffett for 2011 includes a $25,000 signing bonus, as well as a discretionary bonus earned for 2011. Amounts included in this column for other named executive officers for 2010 reflect bonuses earned pursuant to CVR Energy’s discretionary bonus plan for performance during 2010. CVR Energy’s discretionary bonus plan was replaced by the CVR Energy PIP in March 2011.

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(2)                  Amounts in this column reflect the aggregate grant date fair value of phantom units granted during 2012 and 2011 to Messrs. Kelley and Maffett pursuant to the CVR Partners LTIP, computed in accordance with FASB ASC Topic 718. Assumptions relied upon in such valuations for 2012 and 2011 are set forth in footnote 3 to our audited financials contained in our Annual Reports filed on March 1, 2013 and February 24, 2012, respectively. These phantom units are scheduled to become vested in equal installments on the first three anniversaries of the date of grant, provided that the executives continue to serve as employees of the Partnership or one of its subsidiaries or parents on each such date, and subject to accelerated vesting under certain circumstances as described in more detail in the section titled “Change-in-Control and Termination Payments” below. The table does not include amounts with respect to equity awards granted by CVR Energy to certain of the named executive officers pursuant to the CVR Energy Long-Term Incentive Plan because such amounts were not reimbursed by us.

(3)                  For Messrs. Kelley and Maffett, amounts in this column for 2012 reflect amounts earned pursuant to the CVR Partners PIP in respect of 2012, and amounts in this column for 2011 reflect amounts earned pursuant to the CVR Energy PIP in respect of 2011, which were paid in 2013 and 2012, respectively.  For Mr. Lipinski, Ms. Ball and Messrs. Morgan and Riemann, amounts in this column for 2012 and 2011 reflect amounts earned pursuant to the CVR Energy PIP in respect of performance during such years, which were paid in 2013 and 2012, respectively.

(4)                 Amounts in this column for 2012 include the following: (a) a company contribution under the CVR Energy 401(k) plan of $15,000 for each of the named executive officers other than Messrs. Pici and Morgan, and a company contribution of $808 for Mr. Pici and $7,078 for Mr. Morgan; (b) $8,665 for Messrs. Lipinski and Riemann, $1,365 for Ms. Ball, $473 for Mr. Morgan and $8,673 for Mr. Kelley in premiums paid on behalf of the executive officer with respect to the executive life insurance program; (c) $1,440 for Messrs. Lipinski and Riemann, $504 for Ms. Ball, $893 for Mr. Pici, $145 for Mr. Morgan, $720 for Mr. Kelley and $396 for Mr. Maffett in premiums paid on behalf of the executive officer with respect to the basic life insurance program; and (d) $89,500 paid to Mr. Pici for relocation assistance.

(5)                  As described in more detail in the Compensation Discussion and Analysis, named executive officers other than Messrs. Kelley and Maffett are or were employed by CVR Energy and dedicated only a portion of their time to our business in 2012. The following 2012 cash compensation paid to the named executive officers who are or were employed by CVR Energy was attributable to their service to our business, based on the percentage of time that each of them dedicated to our business during 2012:

Name	Salary ($)	Non-Equity Incentive Compensation ($)		Other ($)
John J. Lipinski	76,000	301,739		2,008
Susan M. Ball	81,545	110,166		4,892
Frank A. Pici	31,298	—	(a)	255
Edward A. Morgan	—	—		—
Stanley A. Riemann	90,000	285,858		5,021

(a)         Mr. Pici was not eligible to receive a bonus for 2012 under the CVR Energy PIP.

(6)                  Mr. Kelley’s compensation for 2011 has been pro-rated to reflect amounts earned starting on June 1, 2011, the date he became employed by our general partner. Prior to such date, Mr. Lipinski served as chief executive officer of our general partner.

(7)                  Ms. Ball became employed as chief financial officer and treasurer on August 7, 2012. Prior to such date, Ms. Ball served as vice president and chief accounting officer of our general partner.

(8)                  Mr. Pici ceased to serve as chief financial officer of the Partnership on August 7, 2012, when his employment terminated. Mr. Pici’s compensation attributable to his service to the Partnership during 2012 has been pro-rated to reflect amounts earned through such date.

(9)                  Although Mr. Morgan served as chief financial officer of the Partnership until January 4, 2012, he did not dedicate any portion of such time to performing services for our business. Mr. Morgan ceased to serve as chief financial officer of the Partnership on January 4, 2012, but continued in the role of Executive Vice President of Investor Relations at CVR Energy until June 1, 2012, when his employment terminated. The 2012 compensation reflected above for Mr. Morgan includes all compensation earned by him prior to the termination of his employment.

(10)           Mr. Maffett’s compensation for 2011 has been pro-rated to reflect amounts earned starting on August 22, 2011, the date he became employed by our general partner.

(11)           In addition to salary paid to Mr. Maffett for 2011, the amount in this column also includes amounts paid to him for consulting work performed from June 27, 2011 through August 22, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2013

CVR PARTNERS, LP

By:	CVR GP, LLC, its general partner

By:	/s/ Susan M. Ball
Susan M. Ball,
Chief Financial Officer and Treasurer

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